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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549

                                   __________

                                    FORM 8-K

                                 CURRENT REPORT

                                   __________

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   October 6, 1997
                                                    ---------------



                             ARCO CHEMICAL COMPANY
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          (Exact name of registrant as specified in its charter)


                                   Delaware
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                (State or other jurisdiction of incorporation)



                  1-9678                            51-0104393
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        (Commission File Number)       (IRS Employer Identification No.)



    3801 West Chester Pike, Newtown Square, Pennsylvania  19073-2387
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          (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code: (610) 359-2000
                                                    ---------------


                                Not Applicable
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(Former name or former address, if changed since last report)
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Item 5.  Other Events.
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         On October 6, 1997, ARCO Chemical Company (the "Company") announced that it will take a pretax charge to earnings of $175 million ($116 million after tax; $1.20 per share) in the third quarter 1997 to cover the costs associated with its restructuring program and other actions. See also the Company's Press Release, dated October 6, 1997, filed as Exhibit 99 to this Report.

Item 7.  Financial Statements and Exhibits.
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(c)  Exhibits:

     99     Press Release, dated October 6, 1997.

                                      -2-
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                                   SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ARCO CHEMICAL COMPANY


                                    /s/ Van Billet
                                    -----------------------------
                                    Van Billet
                                    Vice President
                                    and Controller



October 7, 1997

                                      -3-
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                                 EXHIBIT INDEX


Exhibit
Number                         Description
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 99                     Press Release, dated October 6, 1997